SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   July 15, 2005

VORSATECH VENTURES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50601	N/A
(Commission File Number)	(I.R.S. Employer Identification No.)

15200 Shady Grove Road, Suite 350, Rockville, Maryland	20850
(Address of Principal Executive Offices)	(Zip Code)

301-840-3888
(Registrant’s Telephone Number, Including Area Code)

702-777 Hornby Street, Vancouver, British Columbia Canada V6Z 1S2
(Former Name or Former Address, if Changed Since Last Report)

Item 9.01 Financial Statements and Exhibits.

  (a) and (c) Financial Statement of Businesses Acquired.

  Set forth at the end of this Report are the following financial statements of Synutra, Inc. required by Rule 3-05(b) of Regulation S-X:

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORSATECH VENTURES, INC.

Date: August 19, 2005	By:	/s/ Liang Zhang Liang Zhang, Chairman of the Board and Chief Executive Officer (principal executive officer)

SYNUTRA, INC.
Rockville, MD

FINANCIAL REPORTS
AT
DECEMBER 31, 2004

SYNUTRA, INC.
Rockville, MD

TABLE OF CONTENTS

SYNUTRA, INC.
Rockville, MD

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Synutra, Inc.
Rockville, MD

We have audited the accompanying consolidated balance sheets of Synutra, Inc., as of December 31, 2004 and 2003, and the related consolidated statements of operations and comprehensive income (loss), changes in stockholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with The Public Company Accounting Oversight Board Standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Synutra, Inc as of December 31, 2004 and 2003 and the results of its operations and its cash flows for the years then ended in conformity with generally accounting principles accepted in the United States of America.

 /s/ Rotenberg and Co., LLP

Rotenberg and Co., LLP

Rochester, New York
August 19, 2005

SYNUTRA, INC.
Rockville, MD

CONSOLIDATED BALANCE SHEETS

December 31,	2004	2003

ASSETS

Current Assets
Cash and Cash Equivalents	$15,982,451	$10,785,943
Short Term Investment - at Market	48,789	66,187
Trade Receivables, Net of Provisions	3,085,904	1,091,761
Other Receivables, Net of Provisions	1,526,230	4,354,025
Notes Receivable	210,865	47,196
Inventory	6,263,574	6,701,529
Prepaid Expenses	741,806	563,052
Due from Related Companies	4,679,864	1,261,472
Deferred Costs	284,708	270,959

Total Current Assets	32,824,191	25,142,124

Property, Plant and Equipment, Net of Accumulated Depreciation	13,186,595	13,094,311

Other Assets
Intangible Assets, Net of Accumulated Amortization	163,695	30,988
Construction In Progress	13,674,967	390,660

Total Assets	$59,849,448	$38,658,083

The accompanying notes are an integral part of these financial statements.

SYNUTRA, INC.
Rockville, MD

CONSOLIDATED BALANCE SHEETS

December 31,	2004	2003

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current Liabilities
Accounts Payable	$3,953,138	$3,985,466
Other Payables	4,322,557	6,116,222
Notes Payable	19,452,667	7,913,973
Deposit Received from Customers	1,401,190	1,299,706
Bank Loans	12,299,885	5,004,531
Accrued Expenses	704,551	323,014
Due to Related Companies	8,527,442	3,141,870

Total Current Liabilities	50,661,430	27,784,782

Long Term Liabilities
Bank Loans	4,832,961	8,457,681

Total Liabilities	55,494,391	36,242,463

Minority Interest	1,364,710	(1,232,916)

Shareholders’ Equity
Registered Capital	10,000	10,000
Additional Paid-in Capital	6,996,158	7,179,544
Reserve	45,804	29,149
Deficit	(3,852,561)	(3,456,002)
Accumulated Comprehensive Income (Loss)	(209,054)	(114,155)

Total Shareholders’ Equity	2,990,347	3,648,536

Total Liabilities and Shareholders’ Equity	$59,849,448	$38,658,083

The accompanying notes are an integral part of these financial statements.

SYNUTRA, INC.
Rockville, MD

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

		Additional			Accumulated	Total
	Registered	Paid-In			Comprehensive	Stockholder’s	Minority
	Capital	Capital	Reserve	Deficit	Income (Loss)	Equity	Interest

Balance - January 1, 2003	$10,000	$7,404,592	$15,367	$(97,453)	$—	$7,332,506	$(1,468,215)

Net Loss	—	—	—	(3,344,767)	—	(3,344,767)	235,299

Comprehensive Income (Loss)	—	—	—	—	(114,155)	(114,155)	—

Additions to Reserve	—	—	13,782	(13,782)	—	—	—

Shareholder Distributions	—	(225,048)	—	—	—	(225,048)	—

Balance - December 31, 2003	10,000	7,179,544	29,149	(3,456,002)	(114,155)	3,648,536	(1,232,916)

Net Loss	—	—	—	(379,904)	—	(379,904)	2,597,626

Comprehensive Income (Loss)	—	—	—	—	(94,899)	(94,899)	—

Additions to Reserve	—	—	16,655	(16,655)	—	—	—

Shareholder Distributions	—	(183,386)	—	—	—	(183,386)	—

Balance - December 31, 2004	$10,000	$6,996,158	$45,804	$(3,852,561)	$(209,054)	$2,990,037	$1,364,710

The accompanying notes are an integral part of these financial statements.

SYNUTRA, INC.
Rockville, MD

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

December 31,	2004	2003

Sales	$51,783,407	$36,282,159

Cost of Sales	26,805,747	20,916,205

Gross Profit	24,977,660	15,365,954

Selling Expenses	9,428,167	8,641,196
Advertising and Sales Promotion	9,745,734	7,409,778
General and Administrative Expenses	2,706,265	2,092,672

Income (Loss) from Operations	3,097,494	(2,777,692)

Other Income	660,230	630,790

Other Expenses
Interest Expense	1,149,652	854,070
Other Expenses	314,606	34,782

Total Other Expenses	1,464,258	888,852

Income (Loss) from Operations Before Income Taxes	2,293,466	(3,035,754)

Income Taxes - Current	75,744	73,714

Net Income (Loss) Before Minority Interest	2,217,722	(3,109,468)

Minority Interest	(2,597,626)	(235,299)

Net Loss	(379,904)	(3,344,767)

Comprehensive Income (Loss)
Foreign Currency Translation	(77,498)	(107,123)
Unrealized Loss on Investment	(17,399)	(7,032)

Comprehensive Income (Loss)	$(474,802)	$(3,458,922)

The accompanying notes are an integral part of these financial statements.

SYNUTRA, INC.
Rockville, MD

CONSOLIDATED STATEMENTS OF CASH FLOWS

December 31,	2004	2003

Cash Flows from Operating Activities

Net Loss	$(379,904)	$(3,344,767)

Adjustments to Reconcile Net Loss to Net Cash Provided by (Used in) Operating Activities
Minority Interest	2,597,626	235,299
Depreciation and Amortization	1,387,375	2,183,976
Bad Debts	68,374	95,544
Loss on Disposal of Fixed Asset	676	—
(Increase) Decrease in Assets:
Inventory	437,955	(6,701,529)
Trade Receivables, Net of Provisions	(2,062,517)	(1,184,453)
Other Receivables, Net of Provisions	2,827,795	(4,356,876)
Prepaid Expenses and Deferred Costs	(192,503)	(833,402)
Increase (Decrease) in Liabilities:
Accounts Payable	(32,328)	3,985,466
Other Payables and Accrued Expenses	(1,412,128)	6,439,236
Deposit Received from Customers	101,484	1,299,706

Net Cash Provided By (Used in) Operating Activities	3,341,905	(2,181,800)

Cash Flows from Investing Activities
Purchase of Short Term Investment	—	(73,219)
Funds Investment	—	1,000,000
Acquisition of Property, Plant and Equipment	(1,485,937)	(15,278,287)
Cash Proceeds from Sale of Fixed Assets	52,775	—
Cash Used for Construction in Progress	(13,284,307)	(390,660)
Notes Receivable - Cash Paid	(163,669)	(47,196)
Purchase of Intangible Assets	(179,883)	(30,988)
Due from Related Companies - Cash Paid	(3,418,392)	(1,261,472)

Net Cash Used in Investing Activities	(18,479,413)	(16,081,822)

Cash Flows from Financing Activities
Registered Capital	—	10,000
Reserve	—	15,367
Loans from Shareholders	—	(617,900)
Proceeds from Bank Loans	3,670,634	13,462,212
Proceeds from Notes Payable	11,538,694	7,913,973
Retained Earnings	—	(1,468,216)
Capital Contributions (Shareholder Distributions) - Net	(183,386)	6,679,544
Due to Related Companies - Cash Received	5,385,572	3,141,870

Net Cash Provided by Financing Activities	20,411,514	29,136,850

Effect of Exchange Rate Changes on Cash and Cash Equivalents	(77,498)	(107,123)

Net Change in Cash and Cash Equivalents	5,196,508	10,766,105

Cash and Cash Equivalents - Beginning of Year	10,785,943	19,838

Cash and Cash Equivalents - End of Year	$15,982,451	$10,785,943

SUPPLEMENTARY CASH FLOWS DISCLOSURES
Interest Paid	$1,140,569	$854,070
Taxes Paid	$108,764	$30,760

The accompanying notes are an integral part of these financial statements.

SYNUTRA, INC.
Rockville, MD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION / SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of Business
Synutra, Inc. is a U.S. incorporated company that at June 30, 2005 owns 100% of six subsidiary companies in the People’s Republic of China “PRC”. For the years ended December 31, 2004 and 2003, the Company held minority, majority and in some cases no interest in these subsidiaries. For those companies where no stock was held, they have been consolidated based on significant influence and/or common control. These six subsidiaries are all principally engaged in different stages of the production, distribution, and sales of dairy based infant formulas and other nutritional products. The Company’s extensive sales network covers 24 provinces, 227 cities, and more than 800 countries throughout China. In 2004, the Company’s infant formula market share was rated number eight among international manufacturers and number three among domestic manufacturers in China.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Accounting method - The Company uses the accrual method of accounting for financial statement and tax return purposes. The accrual method of accounting recognizes revenues when earned and expenses when incurred.

Principles of Consolidation
The consolidated financial statements include the accounts of Synutra, Inc. and its subsidiaries held under common control. All significant intercompany balances and transactions have been eliminated in the consolidation.

The following companies are consolidated for financial statement presentation:

Company	Incorporation Date

Qingdao St. George Dairy Co. Ltd.	September 2001
Qingdao Shengyuan Dairy Co. Ltd.	January 1998
Chabei Shengyuan Dairy Co. Ltd.	February 2002
Heilongjiang Luobei Shengyuan Food Co. Ltd.	April 2001
Bei’an Yipin Dairy Co. Ltd.	June 2004
Qingdao Women and Children Nutrition Study Co. Ltd.	April 2004
Zhangjiakou Shengyuan Co. Ltd.	March 2004

Use of estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management makes its best estimate of the ultimate outcome for these items based on historical trends and other information available when the financial statements are prepared. Changes in estimates are recognized in accordance with the accounting rules for the estimate, which is typically in the period when new information becomes available to management. Actual results could differ from those estimates.

Fair value of financial instruments - For certain of the Company's financial instruments, including cash and cash equivalents, trade receivables and payables, prepaid expenses, deposits and other current assets, short-term bank borrowings, and other payables and accruals, the carrying amounts approximate fair values due to their short maturities.
- continued -

SYNUTRA, INC.
Rockville, MD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION / SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

Financial risk factors and financial risk management - The Company is exposed to the following risk factors:

(i) Credit risks - The Company has policies in place to ensure that sales of products are made to customers with an appropriate credit history. The Company also has a concentration of credit risk due to geographic sales as a majority of its products are marketed and sold in the PRC.

(ii) Liquidity risks - Prudent liquidity risk management implies maintaining sufficient cash, the availability of funding through an adequate amount of committed credit facilities and ability to close out market positions.

(iii) Interest rate risk - The interest rate and terms of repayments of short-term and long-term bank borrowings are approximately 5.31% to 7.31% per annum. The Company's income and cash flows are substantially independent of changes in market interest rates. The Company has no significant interest-bearing assets. The Company's policy is to maintain all of its borrowings in fixed rate instruments.

Cash and cash equivalents - Cash and cash equivalents include time deposits, certificates of deposit, and all highly liquid debt instruments with original maturities of three months or less.

Short term investments - The Company has classified its short term investment as Available-for-Sale. Available-for-Sale securities are stated at fair value with unrealized gains and losses included as a separate component of stockholders’ equity. Realized gains and losses are included in income (expense). The cost of securities sold is based on the specific identification method.

Inventories - Inventories are stated at the lower of cost or net realizable value, with cost computed on a weighted-average basis. Cost includes all costs of purchase, cost of conversion and other costs incurred in bringing the inventories to their present location and condition. Net realizable value is the estimated selling price in the ordinary course of business less the estimated costs of completion and the estimated costs necessary to make the sale.

Property, plant and equipment - Property, plant and equipment are stated at cost less accumulated depreciation and impairment losses. The initial cost of the asset comprises its purchase price and any directly attributable costs of bringing the asset to its working condition and location for its intended use. Depreciation is provided using the straight-line method over the assets estimated useful life for periods ranging from five to fifty years. Significant improvements and betterments are capitalized where it is probable that the expenditure resulted in an increase in the future economic benefits expected to be obtained form the use of the asset beyond its originally assessed standard of performance. Routine repairs and maintenance are expensed when incurred. Gains and losses on disposal of fixed assets are recognized in the income statement based on the net disposal proceeds less the carrying amount of the assets.

Impairment of long-lived assets - Long-lived assets, such as property, plant and equipment and other non-current assets, including intangible assets, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. An impairment loss is recognized when the estimated undiscounted cash flows associated with the asset or group of assets is less than their carrying value. If impairment exists, an adjustment is made to write the asset down to its fair value, and a loss is recorded as the difference between the carrying value and fair value. Fair values are determined based on quoted market values, discounted cash flows or internal and external appraisals, as applicable. Assets to be disposed of are carried at the lower of carrying value or estimated net realizable value.
- continued -

SYNUTRA, INC.
Rockville, MD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION / SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

Intangible assets - Intangible assets represent computer software and applications. Intangible assets are measured initially at cost. Intangible assets are recognized if it is probable that the future economic benefits that are attributable to the asset will flow to the enterprise and the cost of the asset can be measured reliably. After initial recognition, intangible assets are measured at cost less any impairment losses. Intangible assets with definite useful lives are amortized on a straight-line basis over their useful lives. The gross carrying amount of the intangible assets was approximately $242,609, and $61,397 at December 31, 2004 and 2003, respectively. Accumulated amortization at December 31, 2004 and 2003 was $78,914 and $30,409, and amortization expense for the periods presented was $46,747 and $33,617, respectively. Future amortization expense is as follows:

2005	2006	2007	2008	2009
$ 48,809	$ 45,611	$ 41,495	$ 27,780	$ —

Trade receivables and allowance for bad debts - The Company presents trade, net of allowances for doubtful accounts and sales returns. Trade receivables generated from credit sales, are non-interest bearing and have general credit terms of 30 to 60 days. The allowances are calculated based on detailed review of certain individual customer accounts, historical rates and an estimation of the overall economic conditions affecting the Company's customer base. The Company reviews a customer's credit history before extending credit. If the financial condition of its customers were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required.

Revenue recognition - Revenues from the sale of goods is recognized when the risks and rewards of ownership of the goods have transferred to the buyer. Revenues consist of the invoice value for the sale of goods and services net of value-added tax ("VAT"), rebates and discounts. Amounts billed to customers related to freight have been classified as sales in the accompanying consolidated statements of income. The Company is subject to the following surtaxes, which are recorded as deductions from gross sales: 5% City Construction Tax and Education Supplementary Tax (levied at 3 - 4% of net VAT payable).

Shipping and handling fees - Shipping and handling fees are classified as selling expenses and amounted to approximately $2,143,281 and $1,867,174 for the years ended December 31, 2004 and 2003, respectively.

Research and development expenses - Research and development costs are classified as general and administrative expenses and are expensed as incurred. They amounted to approximately $90,422 and $60,085 for the years ended December 31, 2004 and 2003, respectively.

Advertising costs - Advertising costs are expensed as incurred and are classified as selling expenses. Advertising costs amounted to approximately $9,745,734 and $7,409,778 for the years ended December 31, 2004 and 2003, respectively.

Income taxes - The Company accounts for income taxes under the provision of Statement of Financial Accounting Standards ("SFAS" No. 109), "Accounting for Income Taxes," whereby deferred income tax assets and liabilities are computed for differences between the financial statements and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary; to reduce deferred income tax assets to the amount expected to be realized.
- continued -

SYNUTRA, INC.
Rockville, MD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION / SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

Foreign currency translation - The reporting currency of the Company is U.S. dollars and the financial records are maintained and the financial statements are prepared in Renminbi ("RMB"). Transactions in other currencies are translated into the reporting currencies at exchange rates prevailing at the time of the transactions. Monetary assets and liabilities denominated in other currencies at the balance sheet date are re-translated at exchange rates prevailing at that date. Non-monetary assets and liabilities in other currencies are translated at historical rates. Exchanges differences are recognized in the income statement in the period in which they arise.

Recently Issued Accounting Standards
In November 2004, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standard (“SFAS”) No. 151 "Inventory Costs - an amendment of ARB No. 43, Chapter 4" (“SFAS 151”). This statement amends the guidance in ARB No. 43, Chapter 4, "Inventory Pricing," to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). SFAS 151 requires that those items be recognized as current-period charges. In addition, this Statement requires that allocation of fixed production overheads to costs of conversion be based upon the normal capacity of the production facilities. The provisions of SFAS 151 are effective for fiscal years beginning after June 15, 2005. As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2006. The Company is currently evaluating the impact of SFAS 151 on its consolidated financial statements.

In December 2004, the FASB issued SFAS No. 123R, "Share-Based Payment" (“SFAS 123R”). SFAS 123R revises FASB Statement No. 123 “Accounting for Stock-Based Compensation” and supersedes APB Opinion No. 25 “Accounting for Stock Issued to Employees”. SFAS 123R requires all public and non-public companies to measure and recognize compensation expense for all stock-based payments for services received at the grant-date fair value, with the cost recognized over the vesting period (or the requisite service period). SFAS 123R is effective for small business issuers for all interim periods beginning after December 15, 2005. As such, the Company is required to adopt these provisions at the beginning of the fiscal quarter ended September 30, 2005. Retroactive application of the provisions of SFAS 123R to the beginning of the fiscal year that includes the effective date is permitted, but not required. The Company is currently evaluating the impact of SFAS 123R on its consolidated financial statements.

SYNUTRA, INC.
Rockville, MD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - RELATED PARTY TRANSACTIONS

The following related party transactions occurred during the years ended December 31, 2004 and 2003:

December 31,	2004	2003

Purchases
Beijing Kelqin Dairy Company, Ltd.	$1,158,974	$400,447
Sheng Zhi Da Dairy Group Corp.	1,214,448	—
Heilongjiang Baoquanling Shengyuan Dairy Company, Ltd.	7,385,282	5,131,417
St. Angel (Beijing Business Service)	31,526	—
Beijing Honnete Dairy Corporation, Ltd.	3,118,285	1,925,833

Total Purchases	$12,908,515	$7,457,697

Related party payables consist of accounts payable and deposits received from customers from the following companies:

December 31,	2004	2003

Due to Related Companies
Beijing Kelqin Dairy Company, Ltd.	$876,852	$180,901
Sheng Zhi Da Dairy Group Corp.	4,242,403	—
Heilongjiang Baoquanling Shengyuan Dairy Company, Ltd.	355,785	517,966
St. Angel (Beijing Business Service)	35,617	—
Beijing Honnete Dairy Corporation, Ltd.	3,016,785	2,443,003

Total Related Party Companies	$8,527,442	$3,141,870

December 31,	2004	2003

Due from Related Companies
Beijing Kelqin Dairy Company, Ltd.	$—	$241,417
Sheng Zhi Da Dairy Group Corp.	4,588,930	394,340
Beijing Ao Naier Feed Stuff LLC	—	220,870
St. Angel (Beijing Business Service)	—	25,023
Beijing Honnete Dairy Corporation, Ltd.	90,934	379,822

Total Due from Related Companies	$4,679,864	$1,261,472

- continued -

SYNUTRA, INC.
Rockville, MD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - RELATED PARTY TRANSACTIONS - Continued

December 31,	2004	2003

Sales
Beijing Kelqin Dairy Company, Ltd.	$137,117	$13,631
Heilongjiang Baoquanling Shengyuan Dairy Company, Ltd.	3,188,940	2,362,831
Beijing Ao Naier Feed Stuff LLC	—	20,199
Sheng Zhi Da Dairy Group Corp.	350,694	—

Total Sales	$3,676,751	$2,396,661

NOTE 3 - ACCOUNTS RECEIVABLE

The Company’s accounts receivable at December 31, 2004 and 2003 are summarized as follows:

December 31,	2004	2003

Accounts Receivable	$3,252,738	$1,190,221
Less: Allowance for Doubtful Accounts	166,834	98,460

Net Accounts Receivable	$3,085,904	$1,091,761

The change in the allowance for doubtful accounts at December 31, 2004 and 2003 are summarized as follows:

December 31,	2004	2003

Balance - Beginning of Year	$98,460	$5,768
Add: Current Year Provision	68,374	92,692
Less: Accounts Written Off	—	—

Balance - End of Year	$166,834	$98,460

SYNUTRA, INC.
Rockville, MD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4 - INVENTORIES

Inventories consist of the following:

December 31,	2004	2003

Raw Materials	$1,071,638	$1,647,982
Work in Process	3,036,705	2,615,251
Finished Goods	1,471,311	1,891,152
Packing Materials and Other Consumables	683,920	547,144

Total Inventories	$6,263,574	$6,701,529

NOTE 5 - PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consisted of the following:

December 31,	2004	2003

Building	$6,868,503	$6,372,193
Land Use Rights	1,605,776	1,190,619
Machinery	6,061,505	5,832,496
Office Equipment	775,869	541,730
Vehicles	1,377,920	1,341,249
	$16,689,573	$15,278,287
Less: Accumulated Depreciation	3,502,978	2,183,976

Net Property and Equipment	$13,186,595	$13,094,311

Depreciation expense charged to operations was $1,340,199 and $989,329 for the years ended December 31, 2004 and 2003, respectively.

NOTE 6 - CONSTRUCTION IN PROGRESS

Construction in progress consisted of the following:

December 31,	2004	2003

Supplementary Machinery	$—	$26,619
Factory	5,389,472	364,041
Machinery Within Factory	8,285,495	—

Total Construction in Progress	$13,674,967	$390,660

SYNUTRA, INC.
Rockville, MD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7 - BANK BORROWINGS

Bank borrowings represent the following:

December 31,	2004	2003

Secured	$10,729,173	$829,094
Unsecured	6,403,673	12,633,118
	$17,132,846	$13,462,212
Less: Current Portion	12,299,885	5,004,531

Non-Current Portion	$4,832,961	$8,457,681

The loans were borrowed from the banks. Some are secured and guaranteed by various related parties while others are secured only by fixed assets. These bank borrowings were from the local banks or financial institutions and were for financing general working capital. Interest was charged at various rates between 5.8% and 6.903% per annum.

NOTE 8 - ACCRUED EXPENSES

Accrued expenses consist of the following:

December 31,	2004	2003

Salaries and Welfare Payable	$59,747	$56,075
Tax Payable	632,676	153,284
Accrued Expenses	3,045	113,655
Interest Payable	9,083	—

Total Accrued Expenses	$704,551	$323,014

NOTE 9 - INCOME TAXES

The Company registered in the PRC is subject to state and local income taxes within the PRC at the applicable tax rate on the taxable income as reported in their PRC statutory financial statements in accordance with relevant income tax laws. According to applicable tax laws regarding foreign direct investment entities, some of the consolidated companies are exempted from income taxes in the PRC for 2 years beginning in their first profitable year. For the years ended December 31, 2004 and 2003, Heilongjiang Luobei Shengyuan Food Co. Ltd. was the only subsidiary that was liable for corporate income taxes, therefore, the provision for taxes was recorded based on their net income.

SYNUTRA, INC.
Rockville, MD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 10 - LEASES

The Company has several lease agreements with non-related parties for the rental of offices, warehouse, and marketing center. The leases are for various terms ending in December 2009. Rent expense for the years ended December 31, 2004 and 2003 was $94,429 and $73,516, respectively.

Future minimum rental payments as of December 31, 2004 are as follows:

2005	2006	2007	2008	2009	Thereafter	Total
$ 141,170	$ 142,332	$ 131,700	$ 131,700	$ 131,700	$ —	$ 678,602

NOTE 11 - SUBSEQUENT EVENT

Entry into a Material Definition Agreement - On June 14, 2005 the Company entered into a share exchange agreement whereby the Company will acquire 48,879,500 shares of common stock of Vorsatech Ventures, Inc., in exchange for all of the Company’s issued and outstanding shares. This transaction was consummated on July 15, 2005.

As a result of the above agreement, Synutra, Inc. will change its year end to that of Vorsatech Ventures which is March 31.

SYNUTRA, INC.
Rockville, MD

FINANCIAL REPORTS
AT
JUNE 30, 2005

SYNUTRA, INC.
Rockville, MD

TABLE OF CONTENTS

SYNUTRA, INC.
Rockville, MD

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
and Stockholders
Synutra, Inc.
Rockville, MD

We have reviewed the accompanying interim financial statements of Synutra, Inc. as of June 30, 2005, and for the six-month period ended June 30, 2005 and 2004. These interim financial statements are the responsibility of the Company’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements for them to be in conformity with U.S. generally accepted accounting principles.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the balance sheet of Synutra, Inc. as of December 31, 2004 (presented herein), and the related statements of operations, changes in stockholders’ equity, and cash flows for the year then ended (not presented herein); and in our report dated March 16, 2005, we expressed an unqualified opinion on those financial statements.

/s/ Rotenberg & Co., LLP

Rotenberg & Co., LLP
Rochester, New York
August 19, 2005

SYNUTRA, INC.
Rockville, MD

CONSOLIDATED BALANCE SHEETS
	(Unaudited)
	June 30,	December 31,
	2005	2004

ASSETS

Current Assets
Cash and Cash Equivalents	$18,942,707	$15,982,451
Short Term Investment - at Market	49,127	48,789
Trade Receivables, Net of Provisions	1,981,883	3,085,904
Other Receivables, Net of Provisions	2,307,626	1,526,230
Notes Receivable	32,260	210,865
Inventory	6,445,632	6,263,574
Prepaid Expenses	637,790	741,806
Due from Related Companies	5,315,317	4,679,864
Deferred Costs	2,820,469	284,708

Total Current Assets	38,532,811	32,824,191

Property, Plant and Equipment, Net of Accumulated Depreciation	13,798,085	13,186,595

Other Assets
Intangible Assets, Net of Accumulated Amortization	311,934	163,695
Construction In Progress	15,361,024	13,674,967
Other Assets	1,950	—

Total Assets	$68,005,804	$59,849,448

The accompanying notes are an integral part of these financial statements.

SYNUTRA, INC.
Rockville, MD

CONSOLIDATED BALANCE SHEETS
	(Unaudited)
	June 30,	December 31,
	2005	2004

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current Liabilities
Accounts Payable	$5,403,080	$3,953,138
Other Payables	3,280,428	4,322,557
Notes Payable	21,150,245	19,452,667
Deposit Received from Customers	1,396,714	1,401,190
Bank Loans	13,508,125	12,299,885
Accrued Expenses	1,233,880	704,551
Due to Related Companies	7,356,646	8,527,442

Total Current Liabilities	53,329,118	50,661,430

Long Term Liabilities
Bank Loans	4,832,961	4,832,961

Total Liabilities	58,162,079	55,494,391

Minority Interest	—	1,364,710

Shareholders’ Equity
Registered Capital	10,000	10,000
Additional Paid-in Capital	7,671,394	6,996,158
Reserve	45,804	45,804
Retained Earnings (Deficit)	2,307,807	(3,852,561)
Accumulated Comprehensive Income (Loss)	(191,280)	(209,054)

Total Shareholders’ Equity	9,843,725	2,990,347

Total Liabilities and Shareholders’ Equity	$68,005,804	$59,849,448

The accompanying notes are an integral part of these financial statements.

SYNUTRA, INC.
Rockville, MD

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (UNAUDITED)

		Additional		Retained	Accumulated	Total
	Registered	Paid-In		Earnings	Comprehensive	Stockholder’s	Minority
	Capital	Capital	Reserve	(Deficit)	Income (Loss)	Equity	Interest

Balance - January 1, 2004	$10,000	$7,179,544	$29,149	$(3,456,002)	$(114,155)	$3,648,536	$(1,232,916)

Capital Contributions	—	287,760	—	—	—	287,760	—

Net Income for the Period Ended	—	—	—	218,223	—	218,223	850,980

Comprehensive Income (Loss) for the Period Ended	—	—	—	—	(6,736)	(6,736)	—

Balance - June 30, 2004	10,000	7,467,304	29,149	(3,237,779)	(120,891)	4,147,783	(381,936)

Shareholder Distributions	—	(471,146)	—	—	—	(471,146)	—

Net Loss for the Period Ended	—	—	—	(598,127)	—	(598,127)	1,746,646

Comprehensive Income (Loss) for the Period Ended	—	—	—	—	(88,163)	(88,163)	—

Addition to Reserve	—	—	16,655	(16,655)	—	—	—

Balance - December 31, 2004	10,000	6,996,158	45,804	$(3,852,561)	$(209,054)	2.990,347	1,364,710

Capital Contributions	—	675,236	—	—	—	675,236	—

Net Income for the Period Ended	—	—	—	6,160,368	—	6,160,368	(1,364,710)

Comprehensive Income (Loss) for the Period Ended	—	—	—	—	17,774	17,774	—

Balance - June 30, 2005	$10,000	$7,671,394	$45,804	$2,307,807	$(191,280)	$9,843,725	$—

The accompanying notes are an integral part of these financial statements.

SYNUTRA, INC.
Rockville, MD

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS) (UNAUDITED)

	Six Months Ended June 30,		Three Months Ended June 30,

	2005	2004	2005	2004

Sales	$35,653,011	$21,814,697	$17,936,927	$9,774,274

Cost of Sales	16,221,955	11,814,529	8,456,140	5,212,703

Gross Profit	19,431,056	10,000,168	9,480,787	4,561,571

Selling Expenses	6,377,780	4,663,792	1,814,977	1,942,083
Advertising and Sales Promotion	7,312,450	4,409,544	5,792,981	3,820,277
General and Administrative Expenses	1,478,951	1,031,867	859,501	541,331

Income (Loss) from Operations	4,261,875	(105,035)	1,013,328	(1,742,120)

Other Income	1,388,472	184,889	1,242,038	161,205

Other Expenses
Interest Expense	643,876	465,693	415,286	256,083
Other Expenses	153,561	212,855	89,734	203,023

Total Other Expenses	797,437	678,548	505,020	459,106

Income (Loss) from Operations Before Provision for Income Taxes	4,852,910	(598,694)	1,750,346	(2,040,021)

Income Taxes - Current	57,252	34,063	25,566	14,988

Net Income (Loss) Before Minority Interest	4,795,658	(632,757)	1,724,780	(2,055,009)

Minority Interest	1,364,710	850,980	(576)	1,338,944

Net Income (Loss)	6,160,368	218,223	1,724,204	(716,065)

Comprehensive Income (Loss)
Foreign Currency Translation	29,518	441	35,069	—
Unrealized Loss on Investment	(11,744)	(7,177)	(8,192)	(12,542)

Comprehensive Income (Loss)	$6,178,142	$211,487	$1,751,081	$(728,607)

The accompanying notes are an integral part of these financial statements.

SYNUTRA, INC.
Rockville, MD

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

Six Months Ended June 30,	2005	2004

Cash Flows from Operating Activities

Net Income	$6,160,368	$218,223

Adjustments to Reconcile Net Income to Net Cash Provided by (Used in) Operating Activities
Minority Interest	(1,364,710)	(850,980)
Depreciation and Amortization	657,239	608,067
Bad Debts	35,567	5,768
(Increase) Decrease in Assets:
Inventory	(182,058)	(641,977)
Trade Receivables, Net of Provisions	1,068,454	(895,765)
Other Receivables, Net of Provisions	(781,396)	(8,096,606)
Prepaid Expenses, Deferred Costs and Other Assets	(2,433,695)	311,045
Increase (Decrease) in Liabilities:
Accounts Payable	1,449,942	(219,550)
Other Payables and Accrued Expenses	(512,800)	645,036
Deposit Received from Customers	(4,476)	(19,492)

Net Cash Provided By (Used in) Operating Activities	4,092,435	(8,936,231)

Cash Flows from Investing Activities
Cash Purchase of Short Term Investments	(12,082)	—
Acquisition of Property, Plant and Equipment	(1,268,729)	(1,324,912)
Cash Used for Construction in Progress	(1,686,057)	(1,629,052)
Notes Receivable - Cash Received (Cash Paid)	178,605	(14,303)
Purchase of Intangible Assets	(148,239)	(155,380)
Due from Related Companies - Cash Paid	(635,453)	(2,502,091)

Net Cash Used in Investing Activities	(3,571,955)	(5,625,738)

Cash Flows from Financing Activities
Proceeds from Bank Loans	1,208,240	1,254,154
Proceeds from (Repayment of) Notes Payable	1,697,578	(314,142)
Capital Contributions - Stockholders	675,236	287,760
Due to Related Companies - Cash Received (Cash Paid)	(1,170,796)	12,850,153

Net Cash Provided by Financing Activities	2,410,258	14,077,925

Effect of Exchange Rate Changes on Cash and Cash Equivalents	29,518	441

Net Change in Cash and Cash Equivalents	2,960,256	(483,603)

Cash and Cash Equivalents - Beginning of Period	15,982,451	10,785,943

Cash and Cash Equivalents - End of Period	$18,942,707	$10,302,340

SUPPLEMENTARY CASH FLOWS DISCLOSURES
Interest Paid	$653,810	$508,647
Taxes Paid	$66,335	$34,063

The accompanying notes are an integral part of these financial statements.

SYNUTRA, INC.
Rockville, MD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION / SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying unaudited financial statements include all adjustments of a normal and recurring nature which, in the opinion of Company’s management, are necessary to present fairly the Company’s financial position as of June 30, 2005 and the results of its operations for the six and three months ended June 30, 2005 and 2004. and cash flows for the six months ended June 30, 2005 and 2004.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. These condensed financial statements should be read in conjunction with the financial statements and related notes contained in the Company’s annual report on Form 8-K to the Securities and Exchange Commission for the year ended December 31, 2004.

Description of Business
Synutra, Inc. is a U.S. incorporated company that owns 100% of six subsidiary companies in the People’s Republic of China “PRC”. These six subsidiaries are all principally engaged in different stages of the production, distribution, and sales of dairy based infant formulas and other nutritional products. The Company’s extensive sales network covers 24 provinces, 227 cities, and more than 800 countries throughout China. In 2004, the Company’s infant formula market share was rated number eight among international manufacturers and number three among domestic manufacturers in China

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Accounting method - The Company uses the accrual method of accounting for financial statement and tax return purposes. The accrual method of accounting recognizes revenues when earned and expenses when incurred.

Principles of Consolidation
The consolidated financial statements include the accounts of Synutra, Inc. and its subsidiaries. All significant intercompany balances and transactions have been eliminated in the consolidation.

The following companies are consolidated for financial statement presentation:

Company	Incorporation Date

Qingdao St. George Dairy Co. Ltd.	September 2001
Qingdao Shengyuan Dairy Co. Ltd.	January 1998
Chabei Shengyuan Dairy Co. Ltd.	February 2002
Heilongjiang Luobei Shengyuan Food Co. Ltd.	April 2001
Bei’an Yipin Dairy Co. Ltd.	June 2004
Qingdao Women and Children Nutrition Study Co. Ltd.	April 2004
Zhangjiakou Shengyuan Co. Ltd.	March 2004

Use of estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management makes its best estimate of the ultimate outcome for these items based on historical trends and other information available when the financial statements are prepared. Changes in estimates are recognized in accordance with the accounting rules for the estimate, which is typically in the period when new information becomes available to management. Actual results could differ from those estimates.
- continued -

SYNUTRA, INC.
Rockville, MD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION / SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

Fair value of financial instruments - For certain of the Company's financial instruments, including cash and cash equivalents, trade receivables and payables, prepaid expenses, deposits and other current assets, short-term bank borrowings, and other payables and accruals, the carrying amounts approximate fair values due to their short maturities.

Related party transactions - A related party is generally defined as (i) any person that holds 10% or more of the Company's securities and their immediate families, (ii) the Company's management, (iii) someone that directly or indirectly controls, is controlled by or is under common control with the Company, or (iv) anyone who can significantly influence the financial and operating decisions of the Company. A transaction is considered to be a related party transaction when there is a transfer of resources or obligations between related parties.

Financial risk factors and financial risk management - The Company is exposed to the following risk factors:

(i) Credit risks - The Company has policies in place to ensure that sales of products are made to customers with an appropriate credit history. The Company also has a concentration of credit risk due to geographic sales as a majority of its products are marketed and sold in the PRC.

(ii) Liquidity risks - Prudent liquidity risk management implies maintaining sufficient cash, the availability of funding through an adequate amount of committed credit facilities and ability to close out market positions.

(iii) Interest rate risk - The interest rate and terms of repayments of short-term and long-term bank borrowings are approximately 5.31% to 7.31% per annum. The Company's income and cash flows are substantially independent of changes in market interest rates. The Company has no significant interest-bearing assets. The Company's policy is to maintain all of its borrowings in fixed rate instruments.

Cash and cash equivalents - Cash and cash equivalents include time deposits, certificates of deposit, and all highly liquid debt instruments with original maturities of three months or less.

Short term investments - The Company has classified its short term investment as Available-for-Sale. Available-for-Sale securities are stated at fair value with unrealized gains and losses included as a separate component of stockholders’ equity. Realized gains and losses are included in income (expense). The cost of securities sold is based on the specific identification method.

Inventories - Inventories are stated at the lower of cost or net realizable value, with cost computed on a weighted-average basis. Cost includes all costs of purchase, cost of conversion and other costs incurred in bringing the inventories to their present location and condition. Net realizable value is the estimated selling price in the ordinary course of business less the estimated costs of completion and the estimated costs necessary to make the sale. .

Property, plant and equipment - Property, plant and equipment are stated at cost less accumulated depreciation and impairment losses. The initial cost of the asset comprises its purchase price and any directly attributable costs of bringing the asset to its working condition and location for its intended use. Depreciation is provided using the straight-line method over the assets estimated useful life for periods ranging from five to fifty years. Significant improvements and betterments are capitalized where it is probable that the expenditure resulted in an increase in the future economic benefits expected to be obtained form the use of the asset beyond its originally assessed standard of performance. Routine repairs and maintenance are expensed when incurred. Gains and losses on disposal of fixed assets are recognized in the income statement based on the net disposal proceeds less the carrying amount of the assets.
- continued -

SYNUTRA, INC.
Rockville, MD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION / SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

Impairment of long-lived assets - Long-lived assets, such as property, plant and equipment and other non-current assets, including intangible assets, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. An impairment loss is recognized when the estimated undiscounted cash flows associated with the asset or group of assets is less than their carrying value. If impairment exists, an adjustment is made to write the asset down to its fair value, and a loss is recorded as the difference between the carrying value and fair value. Fair values are determined based on quoted market values, discounted cash flows or internal and external appraisals, as applicable. Assets to be disposed of are carried at the lower of carrying value or estimated net realizable value.

Intangible assets - Intangible assets represent computer software and applications. Intangible assets are measured initially at cost. Intangible assets are recognized if it is probable that the future economic benefits that are attributable to the asset will flow to the enterprise and the cost of the asset can be measured reliably. After initial recognition, intangible assets are measured at cost less any impairment losses. Intangible assets with definite useful lives are amortized on the straight-line basis over their useful lives.

Trade receivables and allowance for bad debts - The Company presents trade, net of allowances for doubtful accounts and sales returns. Trade receivables generated from credit sales, are non-interest bearing and have general credit terms of 30 to 60 days. The allowances are calculated based on detailed review of certain individual customer accounts, historical rates and an estimation of the overall economic conditions affecting the Company's customer base. The Company reviews a customer's credit history before extending credit. If the financial condition of its customers were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required.

Revenue recognition - Revenues from the sale of goods is recognized when the risks and rewards of ownership of the goods have transferred to the buyer. Revenues consist of the invoice value for the sale of goods and services net of value-added tax ("VAT"), rebates and discounts. Amounts billed to customers related to freight have been classified as sales in the accompanying consolidated statements of income. The Company is subject to the following surtaxes, which are recorded as deductions from gross sales: Education Supplementary Tax (levied at 4% of net VAT payable).

Shipping and handling fees - Shipping and handling fees are classified as selling expenses.

Research and development expenses - Research and development costs are classified as general and administrative expenses and are expensed as incurred.

Advertising costs - Advertising costs are expensed as incurred and are classified as selling expenses.

- continued -

SYNUTRA, INC.
Rockville, MD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION / SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

Income taxes - The Company accounts for income taxes under the provision of Statement of Financial Accounting Standards ("SFAS" No. 109), "Accounting for Income Taxes," whereby deferred income tax assets and liabilities are computed for differences between the financial statements and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary; to reduce deferred income tax assets to the amount expected to be realized.

Foreign currency translation - The reporting currency of the Company is U.S. dollars and the financial records are maintained and the financial statements are prepared in Renminbi ("RMB"). Transactions in other currencies are translated into the reporting currencies at exchange rates prevailing at the time of the transactions. Monetary assets and liabilities denominated in other currencies at the balance sheet date are re-translated at exchange rates prevailing at that date. Non-monetary assets and liabilities in other currencies are translated at historical rates. Exchanges differences are recognized in the income statement in the period in which they arise.

Recently Issued Accounting Standards
In November 2004, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standard (“SFAS”) No. 151 "Inventory Costs - an amendment of ARB No. 43, Chapter 4" (“SFAS 151”). This statement amends the guidance in ARB No. 43, Chapter 4, "Inventory Pricing," to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). SFAS 151 requires that those items be recognized as current-period charges. In addition, this Statement requires that allocation of fixed production overheads to costs of conversion be based upon the normal capacity of the production facilities. The provisions of SFAS 151 are effective for fiscal years beginning after June 15, 2005. As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2006. The Company is currently evaluating the impact of SFAS 151 on its consolidated financial statements.

In December 2004, the FASB issued SFAS No. 123R, "Share-Based Payment" (“SFAS 123R”). SFAS 123R revises FASB Statement No. 123 “Accounting for Stock-Based Compensation” and supersedes APB Opinion No. 25 “Accounting for Stock Issued to Employees”. SFAS 123R requires all public and non-public companies to measure and recognize compensation expense for all stock-based payments for services received at the grant-date fair value, with the cost recognized over the vesting period (or the requisite service period). SFAS 123R is effective for small business issuers for all interim periods beginning after December 15, 2005. As such, the Company is required to adopt these provisions at the beginning of the fiscal quarter ended September 30, 2005. Retroactive application of the provisions of SFAS 123R to the beginning of the fiscal year that includes the effective date is permitted, but not required. The Company is currently evaluating the impact of SFAS 123R on its consolidated financial statements.

NOTE 2 - OTHER MATTERS

On June 14, 2005, the Company changed its corporate year end from December to March.